UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2022

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On August 7, 2022, Whirlpool Corporation (the “Company”) entered into an Asset and Stock Purchase Agreement (the “Purchase Agreement”) with Emerson Electric Co. (“Emerson”) to acquire Emerson’s InSinkErator business, a manufacturer of food waste disposers and instant hot water dispensers for domestic and commercial use.
The transaction closed on October 31, 2022. For additional information on the transaction, please see the Company’s current report on Form 8-K filed August 10, 2022 and the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The Company paid for $2.5 billion of the $3.0 billion purchase price by drawing on the entirety of the delayed draw term loan facility entered into on September 23, 2022 with Sumitomo Mitsui Banking Corporation as Administrative Agent and Syndication Agent and lender, and the other lenders party thereto, and the remainder of the purchase price with cash on hand. For additional information on the term loan facility, please see the Company’s current report on Form 8-K filed September 23, 2022 and the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements and Business Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed within 71 days after the date upon which this Current Report on Form 8-K is required to be filed with the United States Securities and Exchange Commission.
(b) Pro Forma Financial Information.
The unaudited pro forma combined consolidated financial information required by Item 9.01(b) of Form 8-K will be filed within 71 days after the date upon which this Current Report on Form 8-K is required to be filed with the United States Securities and Exchange Commission.
(d) Exhibits

Exhibit No.	Description
2.1*
Asset and Stock Purchase Agreement between Emerson Electric Co. and Whirlpool Corporation, dated August 7, 2022 [incorporated by reference to Exhibit 2.1 to the Company's Form 8-K (Commission file number 1-3932) filed on August 10, 2022]

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.
Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022
                            WHIRLPOOL CORPORATION

                            By:     /s/ BRIDGET K. QUINN
                            Name:     Bridget K. Quinn
                            Title:     Deputy General Counsel and Corporate Secretary